Exhibit 10.2

SUBLEASE
THIS SUBLEASE (the “Sublease”), dated for reference purposes only as of August 5, 2013 (the “Execution Date”), is made by and between EXELIXIS INC., a Delaware corporation (“Sublandlord”), and SUTRO BIOPHARMA, INC., a Delaware corporation (“Subtenant”).
RECITALS
WHEREAS, Sublandlord and Britannia Pointe Grand Limited Partnership, a Delaware limited partnership (“Master Landlord”), are parties to that certain Lease dated as of May 24, 2001, as amended by that certain First Amendment to Lease dated as of February 28, 2003, and that certain Second Amendment to Lease dated as of July 20, 2004 (as amended, the “Master Lease”), pursuant to which Master Landlord leased to Sublandlord the building located at 240 East Grand Avenue (the “Master Premises”), in South San Francisco, California, as more fully described in the Master Lease. The parties acknowledge that a copy of the Master Lease has been delivered by Sublandlord to Subtenant.
WHEREAS, the parties hereto desire that Sublandlord sublet to Subtenant and that Subtenant sublet from Sublandlord a portion of the first floor of the Master Premises, consisting of approximately 17,948.92 rentable square feet as shown on Exhibit A (the “Subleased Premises”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    Sublease. Sublandlord does hereby sublet to Subtenant and Subtenant does hereby sublet from Sublandlord, the Subleased Premises, together with the nonexclusive right to use the restrooms and showers located on the first floor of the Master Premises, the entry vestibule, lunchroom, mailroom, hallways, elevators, stairwells, mechanical closets, shipping and receiving room, approximately 138 square feet located in the server room marked as room #115 on Exhibit A and other spaces designated by Sublandlord from time to time for the non-exclusive use of the tenants of the Master Premises, and the Common Areas (as defined in the Master Lease) exterior to the Master Premises (collectively “Common Areas”). Subtenant shall have exclusive use of the chemical and bio-waste storage areas located within the Subleased Premises, and shall have no right to use any other chemical and bio-waste storage areas in the Master Premises. The parties hereto agree to the rentable square footage of the Subleased Premises set forth above and Subtenant’s Share (defined in Section 3(b) below) may be adjusted by Sublandlord in connection with a modification of the Common Area to accommodate further subletting of any portion of the Master Premises.
(a)FF&E. The Sublease hereunder also includes the license to use Sublandlord’s offices, cubicles, and other FF&E located within the Sublease Premises, a list of which is attached hereto as Exhibit B (the “FF&E”). Subtenant shall maintain the FF&E in the same condition as received throughout the Term. In the event of any damage to the FF&E, Subtenant shall provide written notice to Sublandlord of such damage and Subtenant shall make any and all repairs that are necessary at Subtenant’s sole cost and expense. If Subtenant fails to make any repairs to the FF&E for more than fifteen (15) days after notice from Sublandlord (although notice shall not be required if there is an emergency), Sublandlord may, but shall not be required to, make the repairs, and Subtenant shall pay the reasonable cost of the repairs to Sublandlord within thirty (30) days after receipt of an invoice, together with an administrative charge in an amount equal to ten percent (10%) of the cost of the repairs. At all times during the Term, Subtenant shall insure the FF&E for its full replacement value. Subtenant shall surrender the FF&E on the End Date or earlier termination of this Sublease in the same condition as received, reasonable wear and tear excepted. This Sublease and the license rights granted in connection herewith shall not include any right to require Sublandlord to provide any maintenance or repair or any technical or server support for any FF&E or any facilities within the Sublease Premises. Sublandlord makes no representation or warranty as to the FF&E, and hereby expressly DISCLAIMS ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
2.    Term.
(a)    Master Landlord’s Consent. Sublandlord and Subtenant expressly acknowledge and agree that this Sublease is subject to Master Landlord’s prior written consent to this Sublease, on a form to be provided by Master Landlord that is reasonably acceptable to Sublandlord and Subtenant (“Master Landlord’s Consent”). Sublandlord shall use commercially reasonable efforts to obtain Master Landlord’s Consent, and Subtenant agrees to cooperate in all reasonable respects in connection therewith. Master Landlord’s Consent, unless waived by Subtenant in writing, shall provide that Master Landlord approves of the Alterations described in Exhibit D to this Sublease and that the provisions of Section 13.1 of the Master Lease relating to “Permitted Transfers” shall also be applicable to Subtenant. If Master Landlord’s Consent is not obtained within thirty (30) days after execution of this Sublease by both Subtenant and Sublandlord, then either Sublandlord or Subtenant may terminate this Sublease by giving written notice thereof to the other prior to receipt of Master Landlord’s Consent, and Sublandlord shall return to Subtenant any amounts delivered by Subtenant under this Sublease. Neither party shall have any liability to the other for any termination or cancellation of this Sublease as a result of Master Landlord’s failure or refusal to consent to this Sublease, unless such party by its willful act caused Master Landlord to refuse timely consent to this Sublease. Any fees charged by Master Landlord in connection with the Master Landlord’s Consent shall be at Sublandlord’s cost; provided that Subtenant shall within five (5) business days of demand, pay Sublandlord for any increase in such fees to the extent specifically resulting from Subtenant’s request for approval for Alterations, signage or other special request made by Subtenant during the process of seeking Master Landlord’s Consent.
(b)    Sublease Term. Conditioned upon receipt of the fully-executed Master Landlord’s Consent, this Sublease shall be for a term (the “Sublease Term”) commencing on the later of (A) August 5, 2013, or (B) completion of all required county and other regulatory agency environmental health and safety closures with respect to the Subleased Premises (in either case, the “Start Date”), and ending on March 31, 2017, unless terminated earlier in accordance with the terms of this Sublease (as applicable, the “End Date”). Upon Sublandlord’s delivery of the Subleased Premises to Subtenant, Sublandlord and Subtenant shall complete and execute the Delivery Agreement attached hereto as Exhibit C, confirming the Start Date and scheduled End Date. If the Start Date shall not occur for any reason on or before September 15, 2013, then either party shall have the right to terminate the Sublease upon written notice to the other whereupon any monies previously paid by Subtenant to Sublandlord shall be reimbursed to Subtenant.
(c)    Delivery and Condition. Sublandlord shall deliver the Subleased Premises to Subtenant on the Start Date in “AS IS, WHERE IS” condition, and Sublandlord warrants that it has complied with its obligations under the Master Lease, including its repair and maintenance obligations and its obligations to comply with applicable laws as such obligations are set forth in the Master Lease. Sublandlord further warrants that the existing heating, ventilating and air conditioning system (“HVAC”) (which includes, without limitation, all HVAC systems serving the vivarium and lab areas within the Subleased Premises), electrical, plumbing, fire alarm, sprinkler, lighting, and all other such elements in the Subleased Premises shall be in good operating condition on the Start Date, and that the Subleased Premises, to Sublandlord’s actual knowledge, do not contain hazardous substances as defined in and in violation of Section 11.6 of the Master Lease. If a non-compliance with such warranties exists as of the Start Date (or if the Subleased Premises contains hazardous substances in violation of Sublandlord’s obligations under the Master Lease), Sublandlord shall, at Sublandlord’s sole cost and expense, promptly after receipt of written notice from Subtenant setting forth with specificity the nature and extent of such non-compliance, malfunction or failure (or existence of hazardous substances), rectify the same, or, if responsibility for a particular item is the responsibility of the Master Landlord, Sublandlord shall use commercially reasonable efforts to cause Master Landlord to rectify the same. To be effective, Subtenant’s written notice must be received by Sublandlord on or before the three (3) month anniversary of the Start Date.
3.    Rent.
(a)    Base Rent. Subtenant shall pay to Sublandlord monthly base rent (the “Base Rent”) for the Subleased Premises during the initial Sublease Term, as follows:

TERM	Rental Rate/ Rent Per Sq Ft/ Per Month	Rental Rate/ Aggregate Rent Per Month
Months 1-12	$2.00	$35,897.83
Months 13-24	$2.15	$38,590.17
Months 25-36	$2.30	$41,282.51
Months 37-End Date	$2.45	$43,974.84

Base Rent for the first full month in which Base Rent is due shall be paid on the Execution Date. On the first day of each month, Base Rent shall be due and payable, in advance, at the address specified for Sublandlord below, or at such other place as Sublandlord designates in writing, without any prior notice or demand and without any deductions or setoff whatsoever (except as otherwise expressly provided in this Sublease). If the Start Date or End Date occurs on a day other than the first or last day, respectively, of a calendar month, then the Base Rent for such fractional month will be prorated on the basis of the actual number of days in such month.
(b)    Additional Rent. During the Sublease Term, if Sublandlord shall be charged for additional rent or other sums pursuant to any of the provisions of the Master Lease, including, without limitation, “Operating Expenses”, as defined in Section 7.2 of the Master Lease, and real property taxes, as set forth in Section 6.2 of the Master Lease (but excluding real property taxes arising from improvements performed by Sublandlord to any portion of the Master Premises outside the Subleased Premises after the Execution Date hereof), as each is incorporated herein by reference, but excepting those sums incurred by Sublandlord as a result of Sublandlord’s breach of the Master Lease not caused by Subtenant, Subtenant shall pay, as “Additional Rent,” 100% of such additional rent or sums that in Sublandlord’s reasonable opinion should be allocated solely to the Subleased Premises, and if in

Sublandlord’s reasonable opinion the same cannot reasonably be so allocated, then 29.44% (the 17,948.92 rentable square feet of Sublease Premises divided by the 60,967 rentable square feet in the Master Premises) of those charges that relate generally to the Master Premises (as applicable, “Subtenant’s Share”); provided, however, that Subtenant shall be entitled to Subtenant’s Share of any refund of such additional rent or sums received by Sublandlord from Master Landlord in accordance with Section 7.4 of the Master Lease or of any refund of real property taxes paid pursuant to Section 6.2 of the Master Lease if Subtenant paid Subtenant’s Share of such real property taxes. In the event of any further subletting of any portion of the Master Premises and a modification of the Common Area, Subtenant’s Share may be recalculated by Sublandlord. If Subtenant shall procure any additional services from Master Landlord, or if additional rent or other sums are incurred by Sublandlord as Tenant under the Master Lease for Subtenant’s sole benefit, Subtenant shall pay 100% of the cost thereof and shall, within ten (10) says of demand therefor, make such payment to Sublandlord or Master Landlord, as Sublandlord shall direct, and such charges shall not be prorated between Sublandlord and Subtenant. Any other rent or other sums payable by Subtenant under this Sublease shall constitute and be due as Additional Rent. All Additional Rent that is payable to Sublandlord shall be paid at the time and place that Base Rent is paid, except as otherwise provided in this Sublease. Sublandlord will have the same remedies for a default in the payment of any Additional Rent as for a default in the payment of Base Rent. Together, Base Rent, Additional Rent and any other sums due hereunder from Subtenant are sometimes referred to in this Sublease as “Rent”. In the event of damage to the Subleased Premises, Rent shall abate proportionately under this Sublease to the extent that rent abates under the Master Lease. Notwithstanding anything to the contrary contained in this Sublease, Subtenant shall not be required to pay any additional rent due from, or perform any obligation of, Sublandlord as Tenant under the Master Lease, that is (i) fairly allocable to any period of time prior to the Start Date, or (ii) payable as a result of a default by Sublandlord as Tenant under the Master Lease not caused by a default by Subtenant under this Sublease.
(c)    Late Charge; Interest. If Subtenant fails to pay any Rent within five (5) days of the date when due, Subtenant shall pay a late charge and interest thereon in accordance with the terms of Section 3.2 of the Master Lease, which is incorporated herein by this reference. No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction of past due Rent. Subtenant’s covenant to pay Rent is independent of every other covenant in this Sublease.
4.    Utilities and Other Services; After Hours HVAC.
(a)    Estimated Utilities and other Services Cost. Pursuant to Section 8 of the Master Lease, Sublandlord pays certain charges for water, gas, heat, light, electricity, power, sewer, janitorial services, elevator, HVAC and boiler testing and maintenance, fire alarm and protection, waste disposal, air and water treatment, emergency generator and uninterrupted power supply testing and maintenance furnished to, or for, the Master Premises, and such other services or utilities supplied to or consumed in or with respect to the Master Premises (collectively, the “Services”), directly to the providers thereof. Within thirty (30) days following expiration of each calendar year, Sublandlord shall provide to Subtenant Sublandlord’s estimate of Subtenant’s Share of the cost of the Services for the upcoming year (“Estimated Services Cost”), along with copies of any invoices from relevant providers, if requested by Subtenant. The Subtenant’s Share of the Estimated Services Cost for the months between the Start Date and the end of calendar year 2013 is $.20 per square foot per month, which may be changed from time to time by notice to Subtenant if Sublandlord has reason to believe that its estimate is less than actual cost of the Services. Within ten (10) days of demand, Subtenant shall pay each month, as Additional Rent, Subtenant’s Share of the Estimated Services Cost.
(b)    Annual True-up. Within ninety (90) days following the end of each calendar year (or as soon thereafter as is reasonably possible), Sublandlord shall deliver to Subtenant a statement of Subtenant’s Share of the actual cost of the Services incurred for the preceding year, together with copies of all invoices for the Services if requested by Subtenant. If on the basis of such statement Subtenant owes an amount that is more or less than the estimated payments for the preceding year previously made by Subtenant, Subtenant or Sublandlord, as the case may be, shall pay the deficiency to the other party within thirty (30) days after delivery of the statement. Failure or inability of Sublandlord to deliver the annual statement within such ninety (90) day period shall not impair or constitute a waiver of Subtenant’s obligation to pay in accordance with this Section for the Services it consumes, or cause Sublandlord to incur any liability for damages.
(c)    Allocation Based on Excess Consumption. In the event that at any time during the Sublease Term Sublandlord reasonably believes that any occupant of the Master Premises is consuming more than its proportionate share of utilities, then Sublandlord shall engage Palmer Electric, or other company acceptable to both parties in their reasonable discretion, to perform a measurement of the utilities consumption by all occupants of Master Premises. If such measurement reflects that Subtenant is consuming more than its proportionate share of utilities Sublandlord shall be entitled to charge Subtenant for the costs of such excess consumption calculated in a commercially reasonable manner.
(d)    Phone and Data. Subtenant shall also contract directly with or otherwise obtain telephone and data services and any other services desired by the Subtenant and not provided by Master Landlord for the Subleased Premises.
(e)    HVAC Hours of Operation. The HVAC in the entire building in which the Subleased Premises are located is operated by the Sublandlord on a twenty-four (24) hours per day, seven (7) days per week (“24/7”) basis, and the costs and expenses of the HVAC are included in the Estimated Services Costs. In the event that Subtenant has any concerns about the operation of the HVAC, Subtenant shall give notice as follows: between the hours of 8:00 am and 5:00 pm Monday through Friday, by e-mailing the Facilities staff at: facilities@exelixis.com or between the hours of 5:00 pm and 8:00 am on weekdays, 8:00 am and 5:00 pm on Saturdays and Sundays including holidays, calling the Facilities “On Call” phone number at 650-837-7200, and Sublandlord shall use commercially reasonable efforts to respond to such concerns; provided that Sublandlord may bill to Subtenant overtime charges, if any, Sublandlord incurs in connection with having its facilities vendor respond to Subtenant (the current charges are $85.00 per hour but are subject to change from time to time).
5.    Security Deposit. Concurrently with Subtenant’s execution of this Sublease, Subtenant shall provide to Sublandlord a cash Security Deposit (“Security Deposit”) in the amount of Forty Thousand Dollars and Zero Cents ($40,000.00). If Subtenant fails to pay Rent or any other sums as and when due hereunder, or otherwise defaults with respect to any provision of this Sublease beyond the applicable notice and cure period, Sublandlord may (but shall not be obligated to) use, apply or retain all or any portion of the Security Deposit for payment of any sum for which Subtenant is obligated or which will compensate Sublandlord for any costs, loss or damage which Sublandlord may suffer thereby. Any draw or partial draw of the Security Deposit shall not constitute a waiver by Sublandlord of its right to enforce its other remedies hereunder, at law or in equity. If any portion of the Security Deposit is so used or applied, Subtenant shall, within ten (10) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to its original amount. Subtenant’s failure to do so shall be a default of this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general funds, and Subtenant shall not be entitled to interest thereon. If Subtenant shall default more than three (3) times in the payment of Base Rent or Additional Rent, irrespective of whether or not such default is cured, then Subtenant shall deliver to Sublandlord a replacement Security Deposit within ten (10) days after demand by Sublandlord in an amount equal to three (3) times the Base Rent and Additional Rent. If Subtenant fully and faithfully performs every provision of this Sublease to be performed by it, the Security Deposit or any remaining balance thereof shall be returned to Subtenant, or, at Sublandlord’s discretion, Subtenant’s last assignee, if applicable, within thirty (30) days after the expiration of the Sublease Term (or earlier termination of the Sublease) and Subtenant’s vacation and surrender of the Subleased Premises in accordance with the terms of this Sublease. Subtenant hereby waives the provisions of California Civil Code Section 1950.7 (other than Paragraph 1950.7(b)) and 1951.7 and agrees that the Security Deposit shall be governed by the provisions of this Sublease.
6.    Compliance with Laws; Use. The Subleased Premises shall be used for office, research and development, laboratory, vivarium, manufacturing, warehousing, administrative uses and all related legal uses, as permitted under the Master Lease and approved by the City of South San Francisco and any other governmental entity having jurisdiction over the Subleased Premises. Subtenant and its employees, agents, contractors and invitees (the “Subtenant Controlled Parties”) shall comply with all statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity, including, without limitation, all applicable federal, state and local Laws or regulations governing protection of, or damage to the environment, or the treatment, storage or disposal of hazardous substances (collectively referred to as “Laws”), regarding the operation of Subtenant’s business and Subtenant’s particular use of the Subleased Premises. In addition to the foregoing, Subtenant shall comply with the terms of Section 11 of the Master Lease, which are incorporated herein by this reference (provided, however, that all references therein to “Landlord” shall mean and refer to Master Landlord, except for any indemnity obligations thereunder, which shall be for the benefit of both Sublandlord and Master Landlord, references to “Tenant” shall mean “Subtenant”, references to “Building” or “Property” shall mean the “Subleased Premises” and references to “Rent Commencement Date” shall mean the “Start Date”), and any other rules and regulations of the Master Premises adopted by Master Landlord from time to time, provided that a copy thereof is made available to Subtenant; provided, however, that Subtenant shall not be required to perform any alteration, addition or change of the Subleased Premises required by law, regulation, ordinance or order of any public authority unless such alteration, addition or change is required as a result of (i) Subtenant’s particular use of the Subleased Premises or (ii) any alteration to the Subleased Premises made by or on behalf of Subtenant, and/or any application made by or on behalf of Subtenant for governmental permits, licenses or approvals. Under no circumstances shall Subtenant be liable for any hazardous substances present at any time on or about the Subleased Premises or the Building, or the air, soil, improvements, ground water or surface water thereof (including without limitation the cost of remediation thereof), except to the extent caused to be present by Subtenant, its affiliates or their respective, agents, employees, contractors, vendors or invitees.
7.    Maintenance and Repairs. Subtenant hereby confirms its assumption of Sublandlord’s maintenance and repair obligations under the Master Lease to the extent such obligations are applicable to the Subleased Premises, except as set forth below. Except as such maintenance and repairs are the responsibility of Master Landlord pursuant to the Master Lease, Subtenant shall, at its sole cost, keep and maintain in good condition and repair the Subleased Premises to the same extent that Sublandlord is required to so keep and maintain the Subleased Premises pursuant to the Master Lease; provided, however, that in the event a necessary repair or maintenance item affects a portion of Master Premises for which Sublandlord is responsible under the Master Lease, and such portion is greater than just the Subleased Premises, then, Sublandlord shall perform such obligation and Subtenant shall pay Sublandlord Subtenant’s Share of the cost of such item within ten (10) days of demand. Notwithstanding anything to the contrary contained in this Section, in no event shall Sublandlord be obligated to undertake any maintenance and repair obligations that are otherwise the responsibility of Master Landlord hereunder or under the Master Lease.
8.    Subtenant Improvements; Repairs and Alterations. Any alterations, additions or improvements to the Subleased Premises by or for Subtenant (collectively referred to as “Alterations”) shall require the prior written consent of both Sublandlord and Master Landlord and shall be made in accordance with Section 9 of the Master Lease, which is incorporated herein by this reference (provided, however, that all references therein to “Tenant” and “Premises” shall mean “Subtenant” and the “Subleased Premises”, respectively, and all references therein to “Landlord” shall mean both “Sublandlord” and “Master Landlord”). Sublandlord confirms that it will approve the Alterations proposed in Exhibit D, provided that Master Landlord approves such Alterations in accordance with the Master Lease. Subtenant shall be solely responsible for the planning, construction and completion of any Alterations at Subtenant’s sole cost and expense. Subtenant shall make all payments for Alterations in a timely manner so as not to permit any mechanic’s or other liens to be placed upon the Subleased Premises in connection with any Alterations. Subtenant shall fully discharge any such lien within ten (10) days after it first becomes aware of the same. Subtenant shall not damage or deface the furnishings, walls, floors, ceilings or other portions of the Subleased Premises. Any damage to the Subleased Premises caused by Subtenant or a Subtenant Controlled Party shall be promptly repaired by Subtenant, to Sublandlord’s reasonable satisfaction, at Subtenant’s sole cost and expense. If Subtenant shall fail to repair any damage within a reasonable time following notice from Sublandlord, Sublandlord shall have the right to repair any damage caused by Subtenant at Subtenant’s sole cost and expense. In such event, Subtenant shall reimburse Sublandlord for the reasonable cost of any such repairs within ten (10) days after receipt of an invoice, together with an administrative charge in an amount equal to ten percent (10%) of the cost of the repairs. All Alterations to the Subleased Premises shall remain upon the Subleased Premises following the End Date, provided that Sublandlord receives a written waiver from Master Landlord of its surrender obligations set forth in Section 9.2 of the Master Lease with respect to such Alterations (a “Surrender Restoration Waiver”), unless Master Landlord’s consent to installation of such Alterations expressly permits Subtenant to remove any portion of the Alterations. If requested by Subtenant, Sublandlord shall use commercially reasonable efforts to obtain such Surrender Restoration Waiver from Master Landlord; provided that any costs and expenses incurred in connection therewith (including, without limitation, fees, costs and expenses due to the Master Landlord and Sublandlord’s reasonable attorney’s fees) shall be paid by Subtenant. If a Surrender Restoration Waiver is not obtained, or if Master Landlord’s consent to installation of such Alterations expressly permits Subtenant to remove any portion of the Alterations, then Subtenant shall, prior to the End Date, promptly remove any Alterations made by Subtenant and required, or permitted, to be removed by Master Landlord pursuant to the Master Lease, at Subtenant’s sole cost and expense and repair any damage to the Subleased Premises caused by such removal and return the Subleased Premises to the condition required by the Master Lease. In no event shall Sublandlord require the removal of any Alterations if Master Landlord is not requiring such removal pursuant to the terms of the Master Lease.
9.    Entry by Sublandlord or Master Landlord. Sublandlord or Master Landlord may enter the Subleased Premises at any time during the Sublease Term to inspect or show the Subleased Premises, or to clean and make repairs, alterations or additions to the Subleased Premises (in accordance with Section 14.1 of the Master Lease, which is incorporated herein by this reference, provided, however, that all references therein to “Tenant” and “Premises” shall mean “Subtenant” and the “Subleased Premises”, respectively and all references therein to “Landlord” shall mean both “Sublandlord” and “Master Landlord”). Except in case of emergencies, Master Landlord or Sublandlord, as applicable, shall provide Subtenant with at least twenty-four (24) hours prior notice of entry into the Subleased Premises, which may be given orally (and if orally, then to Subtenant’s Chief Financial Officer at (650) 392-8412 and Director of Facilities at (650) 392-8412 or such other person or persons designated by Subtenant from time to time). In addition to the foregoing, Sublandlord reserves the right in the event of an emergency to allow its employees to enter and exit the Subleased Premises in order to exit the Master Premises.
10.    Assignment and Subletting; Consent Required. Except for a “Permitted Transfer” pursuant to Section 13.1 of the Master Lease incorporated herein, Subtenant shall not assign, sublease, transfer or encumber any interest in this Sublease or allow any third party to use any portion of the Subleased Premises (collectively or individually, a “Transfer”), without the prior written consent of Sublandlord and Master Landlord, which may be given or withheld in accordance with Section 13 of the Master Lease, which is incorporated herein by this reference (provided, however, that all references therein to “Landlord”, “Tenant” and “Building” shall mean “Sublandlord”, “Subtenant” and “Subleased Premises”, respectively). Any Transfer or attempted Transfer without the consent of Sublandlord and Master Landlord, except for a Permitted Transfer, shall be a default by Subtenant and, in addition to any other rights and remedies, shall entitle Sublandlord to terminate this Sublease. To the extent that rent paid by such assignee or sublessee is in excess of Rent paid by Subtenant hereunder (“Bonus Subrent”), such Bonus Subrent shall first be split per Section 13.2(b) and (c) of the Master Lease as incorporated herein, to be paid and distributed accordingly within five (5) days of actual receipt by Subtenant.
11.    Indemnity and Waiver of Claims. Except to the extent caused by the gross negligence or willful misconduct of Sublandlord or any of its owners, partners, principals, members, trustees, officers, directors, shareholders, agents, employees and lenders (“Sublandlord Related Parties”) or a breach of the Master Lease or the Sublease by Sublandlord, Subtenant shall indemnify, defend and hold Sublandlord and the Sublandlord Related Parties harmless from and against all liabilities, damages, claims, and expenses, including, without limitation, reasonable attorneys’ fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Sublandlord or any of Sublandlord Related Parties arising out of or in connection with any damage or injury occurring in the Subleased Premises caused by any acts or omissions (including violations of Law) of Subtenant or any Subtenant Controlled Parties. Subtenant hereby waives all claims against Sublandlord and Sublandlord Related Parties for (a) any damage to person or property (or resulting from the loss of use thereof) arising in connection with this Sublease, except to the extent caused by the gross negligence or willful misconduct of Sublandlord or any Sublandlord Related Party or a breach of the Master Lease or the Sublease by Sublandlord and (b) any failure to prevent or control any criminal or otherwise wrongful conduct arising in connection with this Sublease by any third party or to apprehend any third party who has engaged in such conduct. Notwithstanding any provision in this Sublease to the contrary, neither Sublandlord nor any Sublandlord Related Party shall be liable for (and Subtenant hereby waives any claims for) any injury or damage to, or interference with, Subtenant’s business, including loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, or for any form of special or consequential damage.
12.    Insurance. The provisions of Section 12 of the Master Lease pertaining to insurance shall be incorporated into this Sublease, subject to the following terms. For purposes of this Sublease, the term “Tenant” in Section 12 of the Master Lease shall be deemed to mean Subtenant, the term “Landlord” shall be deemed to mean Master Landlord (except that the release and waiver of subrogation shall also apply as between Sublandlord and Subtenant) and the term “Property” shall mean the “Subleased Premises”, except that all policies of insurance required to be maintained by Subtenant hereunder and thereunder shall name both Sublandlord and Master Landlord as additional named insureds and all notices related to such insurance and all evidence of such policies shall be delivered to both Sublandlord and Master Landlord. Notwithstanding the foregoing, so long as Master Landlord so consents, Subtenant shall not be required to carry Products / Completed Operations insurance pursuant to Section 12.1(a) of the Master Lease if Subtenant does not produce any marketed or clinical products. Subtenant covenants that it shall obtain Master Landlord’s approval for the form of insurance certificate to be provided to Master Landlord, including any “blanket insurance” policy obtained by Subtenant. Prior to the Start Date.
13.    Damage or Destruction and Condemnation. The provisions of Section 15 of the Master Lease pertaining to damage or destruction and condemnation shall be incorporated into this Sublease, subject to the following terms. For purposes of this Sublease, the term “Tenant” in Section 15 of the Master Lease shall be deemed to mean Subtenant and the term “Landlord” therein shall be deemed to mean Master Landlord and the terms “Building” and “Property” shall mean the Subleased Premises. In no event shall Sublandlord have any obligation to Subtenant to restore the Subleased Premises if damaged, destroyed or condemned as described in Section 15 of the Master Lease.
14.    Events of Default. The occurrence of any of the following shall constitute a material breach of this Sublease and an Event of Default by Subtenant: (i) failure to pay Rent or any other amount within three (3) days business after written notice of nonpayment; (ii) all those items of default set forth in the Master Lease where the obligation is incorporated in this Sublease, including, without limitation, the Events of Default listed in Section 16 of the Master Lease (which is incorporated into this Sublease), which remain uncured after the cure period provided in the Master Lease; or (iii) Subtenant’s failure to perform any other term, provision or covenant of this Sublease, which failure remains uncured after thirty (30) days written notice thereof, or if such failure is not susceptible of cure within thirty (30) days, such additional time as reasonably required for such cure provided Subtenant commences such cure within said thirty (30) day period and diligently prosecutes such cure to completion. For purposes of this Sublease, the term “Tenant” in Section 16 of the Master Lease shall be deemed to mean “Subtenant”, the term “Landlord” shall be deemed to mean Sublandlord and the terms “Building” and “Property” shall be deemed to mean the Subleased Premises.
15.    Remedies. Upon any default by Subtenant under the terms of this Sublease, beyond any applicable notice and cure period, Sublandlord shall have the remedies set forth in Section 16 of the Master Lease (which shall be incorporated into this Sublease) as if Sublandlord is Master Landlord, including, without limitation, the right to terminate this Sublease, in which case Subtenant shall immediately surrender the Subleased Premises to Sublandlord. If Subtenant fails to surrender the Subleased Premises, Sublandlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Subleased Premises. Subtenant shall pay Sublandlord on demand the amount of all past due Rents, plus other losses and damages which Sublandlord may suffer as a result of Subtenant’s uncured default. In addition to the right to terminate this Sublease and collect damages, Sublandlord shall have the right to pursue any other remedy provided under the Master Lease or that is now or hereafter available at Law or in equity. For purposes of this Sublease, the term “Tenant” in Section 16 of the Master Lease shall be deemed to mean “Subtenant”, the term “Landlord” shall be deemed to mean Sublandlord and the terms “Building” and “Property” shall be deemed to mean the Subleased Premises.
16.    Master Lease.
(a)    Subtenant takes possession of the Subleased Premises, and enters into this Sublease, subject and subordinate to all of the terms, covenants, conditions, and restrictions of the Master Lease. Neither Sublandlord nor Subtenant shall by act or omission cause a breach of any of the terms, covenants, conditions, and restrictions contained in the Master Lease. Sublandlord shall not agree to, or take any actions giving rise to, any amendment, modification or termination of the Master Lease that materially adversely impacts the rights and obligations of Subtenant hereunder without Subtenant’s prior written consent. Except to the extent incorporated by reference in this Sublease, none of the terms, covenants, conditions and restrictions of the Master Lease are incorporated herein to define the agreement as between Sublandlord and Subtenant. With respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease grants to Sublandlord a specified number of days after notice or other time condition to perform its corresponding obligation under the Master Lease (excluding the payment of Rent), Subtenant shall have two (2) fewer days to perform the obligation, including without limitation curing any defaults. Any default notice or other notice of any obligations (including any billing or invoice for any Rent or any other expense or charge due under the Master Lease) from Master Landlord which is received by Subtenant (whether directly or as a result of being forwarded by Sublandlord) shall constitute such notice from Sublandlord to Subtenant under this Sublease without the need for any additional notice from Sublandlord.
(b)    Sublandlord shall not be deemed to have made any representation made by Master Landlord in the Master Lease. Moreover, except as otherwise provided herein to the contrary, Sublandlord shall not be obligated:
(i)    to provide any of the services or utilities that Master Landlord has agreed in the Master Lease to provide;
(ii)    to make any of the repairs or restorations that Master Landlord has agreed in the Master Lease to make; or
(iii)    to comply with any Laws or requirements of public authorities with which Master Landlord has agreed in the Master Lease to comply; and Sublandlord shall have no liability to Subtenant on account of any failure of Master Landlord to do so, or on account of any failure by Master Landlord to observe or perform any of the terms, covenants or conditions of the Master Lease required to be observed or performed by Master Landlord; provided Sublandlord agrees to use commercially reasonable efforts to enforce Master Landlord’s obligations under the Master Lease on Subtenant’s behalf.
(c)    Notwithstanding the foregoing, Sublandlord grants to Subtenant the right to receive all of the services and benefits with respect to the Subleased Premises that are to be provided by Master Landlord under the Master Lease.
(d)    If (i) Subtenant shall fail to perform any of its obligations hereunder and such failure shall continue beyond any cure period provided for herein, or (ii) Master Landlord shall give any notice of failure or default under the Master Lease arising out of any failure by Subtenant to perform any of its obligations hereunder then, in either case, Sublandlord shall have the right (but not the obligation) to perform or endeavor to perform such obligation, at Subtenant’s expense, and Subtenant shall, within ten (10) days of Sublandlord’s demands from time to time, reimburse Sublandlord for all costs and expenses incurred by Sublandlord in doing so as Rent.
(e)    Subtenant shall promptly execute, acknowledge and deliver to Sublandlord, any certificate or other document evidencing the status of the Sublease or subordination of this Sublease to the Master Lease, that Sublandlord or Master Landlord may reasonably request, in accordance with Sections 17, 19.11 and 19.16 of the Master Lease, which are incorporated herein by this reference (provided, however, the terms “Tenant” and “Building” shall be deemed to mean “Subtenant” and the “Subleased Premises”, respectively).
(f)    Sublandlord warrants to Subtenant that (i) Sublandlord has delivered to Subtenant a complete copy of the Master Lease, (ii) the Master Lease is, as of the date of this Sublease, in full force and effect, and (iii) no event of default by Sublandlord or, to Sublandlord’s knowledge, by Master Landlord has occurred under the Master Lease nor has any event occurred and is continuing that would constitute an event of default by Sublandlord or, to Sublandlord’s knowledge, by Master Landlord under the Master Lease, but for the requirement of the giving of notice and the expiration of the period of time to cure. Sublandlord shall fully perform all of its obligations under the Master Lease to the extent Subtenant has not expressly agreed to perform such obligations under this Sublease.
17.    Surrender of Subleased Premises. At the expiration or earlier termination of this Sublease, if no Surrender Restoration Waiver has been delivered to Sublandlord, then Subtenant, at its sole cost and expense, shall promptly remove from the Subleased Premises (a) any Alterations made by Subtenant, (b) Subtenant’s personal property, and (c) repair any damage to the Subleased Premises caused by such removal, and otherwise quit and surrender the Subleased Premises to Sublandlord in the condition required by the Master Lease, broom clean, and in good order, condition and repair, ordinary wear and tear and damage from casualty excepted. If Subtenant fails to remove any Alterations or Subtenant’s personal property within five (5) days after the termination of this Sublease, Sublandlord, at Subtenant’s sole cost and expense, shall be entitled (but not obligated) to remove such Alterations or remove, store or dispose of Subtenant’s personal property. Sublandlord shall not be responsible for the value, preservation or safekeeping of Subtenant’s personal property. Subtenant shall not be required to remove at the expiration of the Sublease term or otherwise, alterations or improvements to the Subleased Premises made by or for the account of Sublandlord or otherwise existing as of the Start Date.

18.    Holding Over. Subtenant shall have no right to holdover in the Subleased Premises pursuant to this Sublease after the End Date. If Subtenant does not surrender and vacate the Subleased Premises on the End Date, Subtenant shall be a tenant at sufferance, or at the sole election of Sublandlord, a month to month tenancy, and the parties agree in either case that the reasonable rental value, if at sufferance, or the Rent if a month to month tenancy, shall be Rent at the greater of (1) the monthly rate of one hundred and fifty percent (150%) of the monthly Rent set forth in Section 3 of this Sublease, or (2) the rate of any and all Rent due to Master Landlord from Sublandlord as a result of a holdover under the Master Lease (if any) occasioned by the holdover of the Subleased Premises by Subtenant. Notwithstanding the foregoing, and in addition to all other rights and remedies on the part of Sublandlord, if Subtenant fails to surrender the Subleased Premises upon the End Date, in addition to any other liabilities to Sublandlord accruing therefrom, Subtenant shall indemnify, defend and hold Sublandlord harmless from all claims, actions, losses, damages and expenses resulting from such failure, including, without limitation, any such claims, actions, losses and damages to any third parties based on such failure to surrender.
19.    Parking. Subtenant shall have Subtenant’s proportionate share of such parking rights as Sublandlord may have pursuant to Section 19.20 of the Master Lease, to be used in connection with this Sublease and not in connection with Subtenant’s use of any other of Subtenant’s facilities.
20.    Limitation of Liability. Notwithstanding anything set forth herein, in no event shall any personal liability be asserted against Sublandlord’s officers, directors, employees, agents or contractors or to the property or assets of any of them. Under no circumstances shall Sublandlord’s officers, directors, employees, agents or contractors be liable for any injury or damage to, or interference with, Subtenant’s business, including loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, or for any form of special or consequential damage. Notwithstanding anything set forth herein, in no event shall any personal liability be asserted against Subtenant’s officers, directors, employees, agents or contractors or to the property or assets of any of them. Under no circumstances shall Subtenant’s officers, directors, employees, agents or contractors be liable for any injury or damage to, or interference with, Sublandlord’s business, including loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, or for any form of special or consequential damage.
21.    Miscellaneous.
(a)    Notices for Subtenant shall be sent to Subtenant as follows: Sutro Biopharma, Inc., 310 Utah Avenue, Suite 150, South San Francisco, CA 94080 and to the attention of CFO. Notices for Sublandlord shall be sent to Sublandlord as follows: Exelixis, Inc., 210 E. Grand Avenue, South San Francisco, CA 94080, and to the attention of Executive Vice President and General Counsel (each, a “Notice Address”). All demands, approvals, consents or notices shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth above. Each notice shall be deemed to have been received or given on the earlier to occur of actual delivery or the date on which delivery is refused or, if Subtenant has vacated the Subleased Premises or other Notice Address without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Any party may, at any time, change its Notice Address (other than to a post office box address) by giving the other parties written notice of the new address.

(b)    The term “Force Majeure Delay” as used in the Sublease shall mean any delay by either party in fulfilling its obligations hereunder which is attributable to any: (i) actual delay or failure to perform attributable to any strike, lockout or other labor or industrial disturbance (whether or not on the part of the employees of either party hereto), civil disturbance, future order claiming jurisdiction, act of a public enemy, war, riot, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any government or regulatory body; or (ii) actual delay or failure to perform attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion, or any other similar industry-wide or Building-wide cause beyond the reasonable control of the party from whom performance is required, or any of its contractors or other representatives. Any prevention, delay or stoppage due to any Force Majeure Delay shall excuse the performance of the party affected for a period of time equal to any such prevention, delay or stoppage (except the obligations of Subtenant to pay Rent and other charges pursuant to this Sublease).
(c)    Either party’s failure to declare a default immediately upon its occurrence or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. If either party institutes a suit against the other for violation of or to enforce any covenant, term or condition of this Sublease, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys’ fees.
(d)    This Sublease shall be interpreted and enforced in accordance with the Laws of the state in which the Subleased Premises is located.
(e)    Each of Subtenant and Sublandlord represents and warrants that it has not dealt with any broker in connection with this Sublease, other than Kidder Mathews, on behalf of Subtenant, and Cornish & Carey Commercial Newmark Knight Frank, on behalf of Sublandlord, and each party hereto agrees to indemnify and hold the other party harmless from any commissions due to any broker with whom such party has dealt, other than the brokers named in this paragraph.
(f)    This Sublease constitutes the entire agreement between the parties and supersedes all prior agreements and understandings related to the Subleased Premises. This Sublease may be modified only by a written agreement signed by Sublandlord and Subtenant.
(g)    The execution, delivery, and performance by each of Subtenant and Sublandlord of its respective obligations under this Sublease have been duly authorized and will not violate any provision of Law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which it is a party or by which it is bound.
(h)    This Sublease may be executed in multiple counterparts, and by each party on separate counterparts, each of which shall be deemed to be an original but all of which shall together constitute one agreement. The parties contemplate that they may be executing counterparts of the Sublease transmitted by facsimile or email in PDF format and agree and intend that a signature by such means shall bind the party so signing with the same effect as though the signature were an original signature.
22.    Signage. Conditioned upon the consent of Master Landlord and applicable governmental authorities, Sublandlord agrees to permit Subtenant to install a monument at a location specified by Master Landlord, and to allow Subtenant signage space on such monument, provided that Subtenant agrees to pay one hundred percent (100%) of the costs of installation of the monument and one hundred percent (100%) of the cost of installing, maintaining and removing Subtenant’s signage on such monument. Conditioned upon the approval of Master Landlord, and Sublandlord’s approval, in its reasonable discretion, of Subtenant’s proposed signage specifications, Sublandlord shall permit Subtenant to install, at Subtenant’s expense, signage for Subtenant at the entrance to the Subleased Premises.

[Signature Page Follows]

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the day and year first above written.

SUBLANDLORD: EXELIXIS, INC., a Delaware corporation		SUBTENANT: SUTRO BIOPHARMA, INC., a Delaware corporation
By:	/s/ Frank Karbe	By:	/s/ William J. Newell
Name:	Frank Karbe	Name:	William J. Newell
Title:	EVP & CFO	Title:	Chief Executive Officer

EXHIBIT A
SUBLEASED PREMISES

Sutro rentable Square Footage: Includes 16,182 sq/ft of Sutro occupied area and 1,766.92 sq/ft of In Use & Common Area

Exelixis
7,161 sq/ft

In Use & Common Areas
6,657 sq/ft
*includes 138 sq/ft for Sutro area in Server Room 115

240 East Grand Ave Sutro Sublease Area- 1st Floor

177 OFFICE
176 HISTOLOGY
173 LCMS
175 DARK RM.
174 MICRO.
100 LUNCHROOM
101 VESTIBULE
104 OFFICE
105 OFFICE
180 HISTOLOGY
179
178 LCMS
172 RADIOACTIVE
170 T.C. LAB
103 MAIL/FAX/ COPY RM.
ST1 STAIR #1
106 OFFICE
107 OFFICE
119 OPEN OFFICE
120 CONF.
108 OFFICE
122 VIDEO STOR
OFFICE
OFFICE
EL2 ELEV. MACHINE RM.
171 EQUIP. RM.
169 SHWR.
168 WOMEN'S TOILET
118 OFFICE
109 OFFICE
158 OPEN OFFICE
159 OPEN OFFICE
ST2 STAIR #2
EL1 ELEV. #1
160 AUTOCLAVE GLASS WASH
161 A/C SERVICE
162 MICROSCOPE ROOM
163 FORMULATION ROOM
167 JANITOR
123 BREAK ROOM
121 SEMINAR ROOM
DCW DHW
117 OFFICE
110 OFFICE
164 ELEC.
166 SHWR.
165 MEN'S TOILET
116 AISLE
157 OFFICE
149 STOCK ROOM
147 FOOD RECEIVING
145 ANIMAL RECEIVING
137 SURGERY
144 SURGERY
143 SURGERY
142 STORAGE
125 GOWN
127 SHWR
115 SERVER/ TELE/ NETWORK
113 OFFICE
Facilities Kiosk
112 OFFICE
111 OFFICE
OFFICE
152C OFFICE
126 TOIL
114 UPS
156 OFFICE
OFFICE
140 CLEAN CAGE WASH
128 OFFICE/ BREAK RM.
RTS FREEZER ROOM
155 OFFICE
153 OPEN OFFICE
150
148 SHIPPING/RECEIVING
139A A.C.
139 SERVICE
136 HOLDING
134 HOLDING
133 HOLDING
132 HOLDING
131 HOLDING
129 JANITOR
149 MAINT. SHOP
COLD RM.
154 OFFICE
138 DIRTY CAGE WASH
130 HALLWAY
181 ELEC. RM.
124 STORAGE

EXHIBIT B
FF&E INVENTORY

B240 Office Furniture Inventory - Sublease Space

Office Type	Rm. #	Photo #	Qty	Description	Dimensions	Chair Code
Open Office	128		1	Book case	71 x 12 1/2
			8	Ped	6x6x12
			1	2 Drawer lateral	30
			1	Corner Work Surface	40x42
			1	Work surface	24x72
			1	4 Drawer lateral
			5	Work surface	24x36
			1	Work surface	24x42
			1	Work surface	24x60
			2	Corner Work Surface	36x36
			6	Office chairs
			1	Panel Teknion	48x65
			6	Panel Teknion	36x65
			4	Overhead cabinet	36
			1	Overhead cabinet	48

Office	152 A	115	1	Work surface	30x30
			1	Work surface	54x22
			1	Corner work surface	42x60x30
			2	Tack board	24x48
			4	Shelfs	48
			2	Task lights
			2	black guest chairs
			1	Steel case office chair
			1	2 Drawer lateral	36
			4	Wall track	80
Office	152 B	116	1	Work surface	24x48
			1	Work surface	24x54
			1	Corner work surface	36x36
			1	Tack board	24x48
			4	Shelf	48
			2	Task light
			4	Wall track	80
			1	Half moon table	36
			2	Ped	6x6x12
			1	2 Drawer Lateral	36
			1	Book case	34 1/2 x 12 1/2
Open Office	153	121,122,& 123	8	Panel Teknion	30x65
			6	Panel Teknion	36x65
			3	Panel Teknion	24x65
			2	Panel Teknion	54x65

			4	Work surface	24x30
			4	Work surface	72x30
			8	Overhead	36
			6	Task lights

			4	Peds	6x6x12
			1	Ped	12x12
			2	2 Drawer lateral	36
			1	Black guest chair
			1	black office chair

			2	Ped	6x6x12
			1	Drawer lateral	36
			1	Black book case	34 1/2x 12 1/2x 71
			2	4 Drawer lateral	36
			1	Wall surface	48x24
			2	Black guest chairs
Office	154	117	1	Work surface	60x24
			1	Work surface	54x24
			1	Work surface	48x30
			1	Work surface	42x30
			1	Corner work surface	36x36x24
			1	Corner work surface	36x36x30
			1	Tack Board	24x48
			1	Tack Board	30x21
			1	Tack Board	36x21
			2	Shelf	48
			2	Shelf	36
			1	Shelf	30
			6	Wall track	80
			1	4 Drawer lateral	36
			1	Ped	6x6x2
			1	Ped	12x12
			3	2 Drawer Lateral	36
			1	Black guest chair
			1	black office chair
Office	155	119	2	Work surface	42x24
			2	Work surface	30x24
			1	Work surface	36x24
			1	Work surface	48x24
			3	Corner work surface	36x36x24
			2	Task lights
			2	Over head	30
			2	Over head	36
			2	Over head	42
			2	Tack board	42x24
			2	Tack board	36x24
			2	Tack board	30x24
			2	2 Drawer lateral	36

			1	Ped	12x12
			9	Wall track	36
Office	156	120	1	Work surface	48x24
			1	Work surface	60x24
			1	Corner wall surface	36x36x24
			3	Tack Board	48x24
			1	Task light
			7	Shelf	48
			8	Wall track	80
			1	Ped	6x6x12
			1	2 Drawer lateral
			1	Lab Table	30x60
Office	157	118	1	Work surface	60x24
			1	Work surface	36x24
			1	Work surface	42x24
			2	Corner work surface	36x36x24
			1	Round table	36
			3	Tack board	24x48
			3	Task light
			6	Shelfs	48
			5	Wall track	80
			1	Black book case	34 1/2x 41 1/2x 12 1/2
			1	Ped	6x6x12
			2	2 Drawer lateral	36
			1	Black guest chair
			2	Black office chairs
Open Office	158	125	12	Panel Teknion	30x65
			4	Panel Teknion	30x41
			9	Panel Teknion	60x65

			3	Work surface	60x24
			12	Work surface	60x30

			15	Overhead	60
			14	Task lights

			1	Black bookcase	34 1/2x 12 1/2x 59

			12	Ped	6x6x12
			3	Ped	12x12
Office	177		2	4 Drawer Lateral
			1	5 Drawer lateral
			1	Work surface	48x30

Bldg. 240 Vivarium Equipments

	Model #	Serial #	Asset #
Utility Room
1 -20 freezer	Model # F-300 BAF
Hoshizaki Ice Machine	Model # F-300 BAF	S03749D	10003474
Some Mops, Brooms and Cart

Room 142
2 Metro Racks
Dyna-Fog Aerosol Applicator	2730	2108
Dyna-Fog Aerosol Applicator	2730	2199
Dyna-Fog Aerosol Applicator	2730	2099
Dyna-Fog Aerosol Applicator	2730	2208
Dyna-Fog Aerosol Applicator	2730	2212

Room 131
Nu Aire Biosafety Cabinet	NU-629-600	99523062105	10003449
Baker Company Biosafety Cabinet	SG603	78085
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V5382-06-03	10003464
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V5381-06-03	10003443
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V6483-04-04	10003439

Room 143
1 Metro Rack
2 Stainless Steel Table (96X24)

Room 132
Nu Aire Biosafety Cabinet	NU-629-600	88822020404	10003169
Baker Company Biosafety Cabinet	SG603	73668	10003186
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V5379-06-03	10003446
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V5380-06-03	10003475
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V3690-04-02	10003457

Room 133
Nu Aire Biosafety Cabinet	NU-629-600	88795020304	10003474
Baker Company Biosafety Cabinet	SG603	70088	10003173
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V2932-11-01	10003188
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V3586-04-02	10003184
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V2570-06-01	10003436

Room 144
2 Stainless Steel Table (96X24)
2 Stainless Steel Table (60X24)
1 Metro Rack

Room 134
Nu Aire Biosafety Cabinet	NU-629-600	98516050605	10003455
Baker Company Biosafety Cabinet	SG603	73669	10003194
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V5378-06-03	10003174
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V2571-06-01	10003202
Allentown Caging Equipment (140 Cages)	MD75JU140MVPSHR	V2432-02-01	10003460

Room 135
Baker Company Biosafety Cabinet	SG603	77167	10003166
Allentown Caging Equipment (36 Cages)	RM 10198/96U36MVPSHR	V7674-04-05	10002449
Allentown Caging Equipment (36 Cages)	RM 10198/96U36MVPSHR	V7676-04-05	10002898
Allentown Caging Equipment (36 Cages)	RM 10198/96U36MVPSHR	V2795-08-01	10002445
Allentown Caging Equipment (36 Cages)	RM 10198/96U36MVPSHR	V7675-04-05	10002456

Room 137
5 Metro Racks
1 Stainless Steel Cage Cart
Small Animal Cages (940 complete set)

Room 145
Baker Company Biosafety Cabinet	SG603	73670	10003179

Room 140
Edstrom Chlorine Flush Station			10003434
Scientek Bedding Station	SBD 1200-4		10003431
3 Racks for the Cage Washer
Primus Autoclave	KTI263660D	15361	10003429
Scientek Cagewasher	SW6300	6312981571	10003158
American Sterilizer Co. (Autoclave)	UME-3660-CA	295858
Small Animal Cage Bottom (1673 pcs)
Small Animal Cage Lid (1400 pcs)
Small Stainless Steel Tray/Rack (1200 pcs)
Big Animal Cage (100 complete set)
Plastic Bottles for Water Feeding (1000 pcs)

Dirty Room (shipping Area)
Nu Aire Animal Bedding Disposal	NU-607-400	83852050903	10003152
Electro Steam Boiler	LB-50	36665
Sussman Electric Boiler	ES100	N6-19026-W06

EXHIBIT C
DELIVERY AGREEMENT

Re:
Sublease dated August 5, 2013, between EXELIXIS INC., a Delaware corporation (“Sublandlord”), and SUTRO BIOPHARMA, INC., a Delaware corporation (“Subtenant”), concerning the subleased premises consisting of a portion of the first floor (the “Subleased Premises”) of the building located at 240 East Grand Avenue, South San Francisco, CA 94080 (the “Master Premises”).

Ladies and Gentlemen:
In accordance with the subject Sublease (to which reference is made for any undefined capitalized terms used herein), we wish to advise and/or confirm as follows:
The Start Date of the Sublease Term for the Subleased Premises is _________, 2013 (the “Start Date”), and the Sublease Term for the Subleased Premises is scheduled to expire on March 31, 2017, unless sooner terminated according to the terms of the Sublease (as applicable, the “End Date”). Sublandlord delivered possession of the Subleased Premises to Subtenant on the Start Date, in the condition required under the Sublease and Subtenant accepted possession of the Subleased Premises on the Start Date but subject to the provisions of Section 2(c) of the Sublease.
That in accordance with the Sublease, Base Rent in the amount of $___________ shall commence to accrue on _____________, 2013.
The total rentable square feet of the Subleased Premises is 17,948.92 and of the Master Premises is 60,967. Subtenant’s Share of the Subleased Premises is 100% and of the Master Premises is 29.44%.
Each party represents and warrants to the other that it is duly authorized to enter into this document and that the person signing on its behalf is duly authorized to sign on behalf of such party.

SUBLANDLORD: EXELIXIS, INC., a Delaware corporation	SUBTENANT: SUTRO BIOPHARMA, INC., a Delaware corporation
By:	By:
Name:	Name:
Title:	Title:

EXHIBIT D
SUBTENANT’S PROPOSED ALTERATIONS

Project: **Sutro - 240 East Grand Avenue**

Location: **240 East Grand Avenue**
South San Francisco, CA

Est. No. 3
Est. by: AP

Date: July 25, 2013
Area (s.f.): n/a

File: 7-25-13 - Sutro 240 EGA Budget

BUDGET
COST BREAKDOWN

CSI CODE	CSI CODE DESCRIPTION	COST	ITEM DESCRIPTION
	DIRECT COSTS		
20100	SURVEY & LAYOUT	0	
20500	DEMOLITION		tear back ceiling in areas that ductwork modifications will take place, protection of (e) finishes
66000	FINISH CARPENTRY		
67000	LAB CASEWORK		demo (e) casework to accept new hoods, demo hood, 4 new 8' fume hoods with monkey bars, modify casework
72000	INSULATION		
82000	WOOD & HOLLOW METAL DOORS		retro/replace door hardware and prep for card reader - card reader by others
92500	GYPSUM BOARD		
93000	MODIFY (E) SHOWERS		includes demo of the (e) prefabricated shower, demo of the lockers and bulkhead, relocate (e) plumbing fixtures, sheet rock opening, ceramic tile, relocate (e) light
95000	ACOUSTIC CEILING		
96800	FLOOR COVERING		patch only @ demoed casework and new door cut in locations
99000	PAINTING		touch up only
153000	FIRE PROTECTION		relocate / add sprinklers for new hoods, install sprinklers in 4 new hoods
154000	PLUMBING		hook up 4 fume hoods including 4 cup sinks CDA & VAC & Ns to ea hood, CO2 / Vac piping for laminar flow hoods, 3 CO2's for incubators, safe off as needed, design and engineering
155000	HVAC		Re-sheave and balance AH-4 & ef 6.1, demo existing R/A duct serving Lab 179 & 180, Add new larger duct with new fume hoods to handle Lab 179 & 180, re-duct Lab 170 to convert R/A to exhaust tied into (4) new BSC, Upsize existing CAV box that serves Lab 170 to overcome the additional heat load of the 6 BSC's and other equipment. AH-4 now becomes a 100% OSA air handler. We need to now add a preheat coil to the air handler. To avoid adding an actual coil – we will utilize the chilled water coil and tie hot water into it as a cross over. This hot water has to come up from the second floor. A new roof penetration is needed (roof patch by Landmark). We are carrying the piping and the controls to make this happen, Modify AH- 4 to make it 100% OSA – so we need to add an OSA Hood and eyebrow to the location that the return duct previously had been. Disconnect and demo AH-4 return duct and modify exhaust ductwork to tie into the return ductwork riser. Connect EF-6.1 duct to AH-4 old return air riser Rebalance all affected areas on the 1st floor. This rebalance includes adjusting 14 CAV boxes, one exhaust system and all downstream supply off those zones.
159500	ENERGY MANAGEMENT SYSTEM		n.i.c. - existing to remain

Page 1

CSI CODE	CSI CODE DESCRIPTION	COST	ITEM DESCRIPTION
160000	ELECTRICAL		demo, safe off for relocation or removal of casework and fumehoods in 3 areas, reroute circuits to remain to aboved ceiling j-box for future power, 1ea new 208v 30 amp outlets at 2 locations, 1ea new 208v epower at 2 locations, 10ea120v 20 amp dedicated equipment outlets, 6ea epower for equipment outlets, 4ea connection to fume hoods 2 cuircuits 120v j box above ceiling, 4ea card reader raceways, 10 network cabling drops quads each = 40 total, engineering.
167100	LIFE SAFETY SYSTEM		n.i.c. - existing to remain
167200	SECURITY ALARM SYSTEM		n.i.c. - existing to remain - excludes card readers
167400	COMMUNICATION CABLING		40 drops - included in cc 160000
	SUB-TOTAL		
	GENERAL CONDITIONS		
1100000	PROJECT SUPERINTENDENT		
1150000	PROJECT MANAGER		part time as required
1200000	TEMPORARY FACILITIES		temp power distribution, water, phones, & toilets
1400000	SUPPLIES & SERVICES		photos & blueprints
1500000	EQUIPMENT		small tools & supplies, fuel, misc. equipment rentals
1700000	CLEAN UP		progressive & final clean up
	OTHER FEES		
1800000	DESIGN FEES		
1900000	FEES		
1993000	GENERAL LIABILITY INSURANCE		excludes course of construction insurance
1994000	CONSTRUCTION CONTINGENCY		
1995000	OVERHEAD & PROFIT		
	T O T A L > > > > >		

ALTERNATES NOT INCLUDED ABOVE

ALT #1	Add two exhaust fans for 2nd floor lab exhaust		If we cannot exclusively use EF-6.1 for 1st floor, then we will need to add two exhaust fans to the roof to allow us to utilize the existing large fan.
ALT #2	Demo (e) equipment room flooring and replace w/ Medintech		includes demo of the floor and new Medintech seamless floor - excludes moisture protection (1.5k add)
ALT #3	N2 and CO2 Automatic Switch over Manifolds		this cost can be wrapped into the services provided by the venor supplying the N2 and CO2.

Page 2

Sutro Biopharma - Proposed Tenant Improvements - Summer 2013

Scope of Demolition

177 OFFICE
173 LCMS
176 HISTOLOGY
100 LUNCHROOM
104 OFFICE
105 OFFICE
180 HISTOLOGY
LCMS
175 DARK RM.
174 MICRO.
170 T.C. LAB
103 MAIL/FAX/ COPY RM.
ST1 STAIR #1
120 CONF.
119 OPEN OFFICE
106 OFFICE
107 OFFICE
108 OFFICE
172 RADIOACTIVE
122 VIDEO STOR
158 OPEN OFFICE
159 OPEN OFFICE
EL2 ELEV. MACHINE RM.
160 AUTOCLAVE GLASS WASH
161 A/C SERVICE
162 MICROSCOPE ROOM
171 EQUIP. RM.
169 SHWR.
168 WOMEN'S TOILET
167 JANITOR
123 BREAK ROOM
121 SEMINAR ROOM
118 OFFICE
109 OFFICE
164 ELEC.
166 SHWR.
165 MEN'S TOILET
DCW DHW
117 OFFICE
110 OFFICE
116 AISLE
157 OFFICE
149 STOCK ROOM
147 FOOD RECEIVING
145 ANIMAL RECEIVING
137 SURGERY
144 SURGERY
143 SURGERY
142 STORAGE
125 GOWN
127 SHWR
115 SERVER/ TELE/ NETWORK
113 OFFICE
112 OFFICE
111 OFFICE
OFFICE
152C OFFICE
156 OFFICE
OFFICE
126 TOIL
114 UPS
140 CLEAN CAGE WASH
128 OFFICE/ BREAK RM.
155 OFFICE
153 OPEN OFFICE
150
148 SHIPPING/RECEIVING
139 SERVICE
139A A.C.
136 HOLDING
134 HOLDING
133 HOLDING
132 HOLDING
131 HOLDING
129 JANITOR
149 MAINT. SHOP
154 OFFICE
138 DIRTY CAGE WASH
130 HALLWAY
181 ELEC. RM.

Sutro Biopharma - Proposed Tenant Improvements - Summer 2013

Scope of Construction

179 CHEMISTRY
178 BIOLOGY
177
173
176
100 LUNCHROOM
101 VESTIBULE
104 OFFICE
105 OFFICE
34" OUTER DEPTH
FH96
175
174
172
170 T.C. LAB
103 MAIL/FAX/ COPY RM.
ST1 STAIR #1
120 CONF.
106 OFFICE
107 OFFICE
119 OPEN OFFICE
108 OFFICE
180 CHEMISTRY
122 VIDEO STOR
72" C283
ADA Compliant Shower
158 OPEN OFFICE
159 OPEN OFFICE
EL2 ELEV. MACHINE RM.
ST2 STAIR #2
EL1 ELEV. #1
160 AUTOCLAVE GLASS WASH
161 A/C SERVICE
162 MICROSCOPE ROOM
163 FORMULATION ROOM
171 EQUIP. RM.
169 SHWR.
168 WOMEN'S TOILET
167 JANITOR
164 ELEC.
166 SHWR.
165 MEN'S TOILET
123 BREAK ROOM
121 SEMINAR ROOM
DCW DHW
118 OFFICE
117 OFFICE
109 OFFICE
110 OFFICE
116 AISLE
157 OFFICE
156 OFFICE
155 OFFICE
154 OFFICE
OFFICE
152C OFFICE
149 STOCK ROOM
147 FOOD RECEIVING
145 ANIMAL RECEIVING
137 SURGERY
144 SURGERY
143 SURGERY
142 STORAGE
125 GOWN
127 SHWR
126 TOIL
115 SERVER/ TELE/ NETWORK
113 OFFICE
112 OFFICE
111 OFFICE
114 UPS
153 OPEN OFFICE
150
149 MAINT. SHOP
148 SHIPPING/RECEIVING
140 CLEAN CAGE WASH
139 SERVICE
139A A.C.
138 DIRTY CAGE WASH
136 HOLDING
134 HOLDING
133 HOLDING
132 HOLDING
131 HOLDING
130 HALLWAY
128 OFFICE/ BREAK RM.
129 JANITOR
181 ELEC. RM.
COLD RM.
124 STORAGE